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                                                                    EXHIBIT 99.3


         SELECTED UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The Company, through a wholly-owned subsidiary, offered to purchase all outstanding Class A Voting Common Shares and Class B Non-Voting Common Shares (collectively, the "FastLane Shares") of FastLane Technologies Inc., in exchange for 1,125,262 shares of Quest common stock valued at $60.3 million (based on the September 11, 2000 closing market price of $53.63 per share), a cash payment of $33.5 million, assumption of stock options valued at $6.6 million, and the assumption of net assets estimated to be $5.0 million at December 31, 1999 and net liabilities estimated to be $1.2 million at June 30, 2000. Transaction costs are estimated at $0.5 million.

         The following table sets out certain consolidated financial information for Quest and FastLane as well as certain pro forma consolidated financial information for Quest after giving effect to the offer and certain other adjustments. The unaudited pro forma adjustments are based upon currently available information and upon certain assumptions that management of Quest believes are reasonable under the circumstances.

         The following unaudited pro forma consolidated balance sheet as of June 30, 2000 includes the unaudited consolidated balance sheet of FastLane and assumes that the acquisition had occurred on June 30, 2000. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2000 includes the unaudited statement of operations of FastLane for the six months ended June 30, 2000, and assumes that the acquisition occurred on January 1, 1999. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1999 includes the statement of operations of FastLane for the year December 31, 1999, and assumes that the acquisition occurred on January 1, 1999. The FastLane balance sheet at June 30, 2000 was translated from Canadian dollars to U.S. dollars at the exchange rate at June 30, 2000 of
0.6739. The FastLane statement of operations for the six months ended June 30, 2000 was translated from Canadian dollars to U.S. dollars at the six-month average exchange rate of 0.68199. The FastLane statement of operations for the twelve months ended December 31, 1999 was translated from Canadian dollars to U.S. dollars at the twelve-month average exchange rate of 0.6731. The exchange rates used to translate the combined unaudited pro forma amounts from Canadian to U.S. dollars are solely for the convenience of the reader. Certain FastLane historical financial statement amounts have been reclassified to pro forma presentation to comply with U.S. GAAP. In addition, an adjustment was made to FastLane's historical financial statements to recognize the value of technology acquired from an affiliate in accordance with U.S. GAAP. The information presented below assumes all the FastLane Shares are tendered to the offer, Quest takes up and pays for such FastLane Shares and all Exchangeable Shares are exchanged for shares of Quest Common Stock.

         The unaudited pro forma consolidated financial information does not reflect any cost savings or other synergies which may result from the transaction and is not necessarily indicative of future results of operations or financial position. Additionally, the unaudited pro forma consolidated financial information excludes non-recurring charges directly attributable to the transaction which will be charged to operations in the quarter in which the transaction is consummated. The unaudited pro forma consolidated financial information is presented on the basis of U.S. GAAP.

         The acquisition will be accounted for using the purchase method of accounting. Accordingly, the cost to acquire FastLane will be allocated to the assets acquired and liabilities assumed according to their estimated fair values as of the date of acquisition after giving effect to the purchase price adjustments required by the offer. The allocation is dependent upon certain


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

valuations and other studies that have not progressed to a stage where there is sufficient information to make a definitive allocation. Accordingly, the purchase allocation adjustments made in connection with the preparation of the unaudited pro forma consolidated financial information are preliminary, and have been made solely for the purpose of preparing such unaudited pro forma consolidated financial information.

         On December 17, 1999 Quest, through a wholly-owned subsidiary, acquired all of the outstanding common stock and stock options of MBR Technologies, Inc.
(MBR) in exchange for 186,942 shares of Quest common stock valued at $9.3 million, a cash payment of $1.3 million, and the assumption of net liabilities of $0.3 million. The acquisition was accounted for as a purchase and the result of MBR's operations were included in Quest's statement of operations from the date of acquisition.

         On January 7, 2000 Quest, through a wholly-owned subsidiary, acquired all of the outstanding common stock of Foglight Software, Inc. (Foglight) in exchange for 2,375,206 shares of Quest common stock valued at $104.2 million, cash payments of $0.4 million, the assumption of unvested Foglight stock options valued at $2.2 million, and the assumption of net liabilities of $4.1 million. The acquisition was accounted for as a purchase.

         The December 31, 1999 unaudited consolidated statement of operations reflects the pro forma results and related adjustments for the MBR and Foglight acquisitions as if the acquisitions had occurred on January 1, 1999. The balance sheet and statement of operations of Quest as of and for the six months ended June 30, 2000 includes the financial position and operations of Foglight and MBR.


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

QUEST SOFTWARE, INC. AND FASTLANE TECHNOLOGIES INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

($USD in thousands, except for per share amounts)

                                                           MBR
                                                        Technologies                            Foglight
                                        Quest          For The Period           Foglight         and MBR
                                      Software       January 1, 1999 to         Software        Pro Forma          Total
                                     Dec 31, 1999       Dec 17, 1999          Dec 31, 1999     Adjustments      Dec 31, 1999
                                     ------------    ------------------       ------------     -----------      ------------
Revenues:
    Licenses                          $54,269            $   380                $ 2,433         $     --          $ 57,082
    Services                           16,599                190                    383               --            17,172
                                      -------            -------                -------         --------          --------
      Total revenues                   70,868                570                  2,816               --            74,254
Cost of revenues:
    Licenses                            2,998                346                    109                              3,453
    Services                            4,195                195                    207               --             4,597
    Amortization of purchased
      developed technology                 --                 --                     --            2,550(1)          2,550
                                      -------            -------                -------         --------          --------
      Total cost of revenues            7,193                541                    316            2,550            10,600
                                      -------            -------                -------         --------          --------
Gross profit                           63,675                 29                  2,500           (2,550)           63,654
Operating expenses:
    Sales and marketing                32,078                149                  3,734               --            35,961
    Research and development           15,980                209                  3,680               --            19,869
    General and administrative          9,906                524                  1,233               --            11,663
    Other compensation costs
      and goodwill amortization         1,243                 --                    409           22,826(1)         24,478
                                      -------            -------                -------         --------          --------
      Total operating expenses         59,207                882                  9,056           22,826            91,971
                                      -------            -------                -------         --------          --------
Income (loss) from operations           4,468               (853)                (6,556)         (25,376)          (28,317)
Other income, net                       1,202                (31)                  (865)             (87)(2)           219
                                      -------            -------                -------         --------          --------
Income (loss) before income
  tax provision                         5,670               (884)                (7,421)         (25,463)          (28,098)
Income tax provision (benefit)          2,273                  1                      1           (3,810)(3)        (1,535)
                                      -------            -------                -------         --------          --------
Net income (loss)                       3,397               (885)                (7,422)         (21,653)          (26,563)
Preferred dividends                       590                 --                    679               --             1,269
                                      -------            -------                -------         --------          --------
Net income (loss) applicable to
  common shareholders                 $ 2,807            $  (885)               $(8,101)        $(21,653)         $(27,832)
                                      =======            =======                =======         ========          ========
Earnings per share:
    Basic                             $  0.04
    Diluted                           $  0.03

Weighted average shares:
    Basic                              75,354                                                      2,562(4)
    Diluted                            83,600                                                     (5,684)(4)

                                            FastLane         FastLane         Combined
                                           Technologies      Pro Forma       Pro Forma
                                           Dec 31, 1999     Adjustments     Dec 31, 1999
                                           ------------     -----------     ------------
Revenues:
    Licenses                                 $  4,350              --        $  61,432
    Services                                    1,127              --           18,299
                                             --------        --------        ---------
      Total revenues                            5,477              --           79,731
Cost of revenues:
    Licenses                                       90              --            3,543
    Services                                      307              --            4,904
    Amortization of purchased
      developed technology                      1,338              --            3,888
                                             --------        --------        ---------
      Total cost of revenues                    1,735              --           12,335
                                             --------        --------        ---------
Gross profit                                    3,742              --           67,396
Operating expenses:
    Sales and marketing                         8,075              --           44,036
    Research and development                    2,549              --           22,418
    General and administrative                  1,398              --           13,061
    Other compensation costs
      and goodwill amortization                    --          21,860(1)        46,338
                                             --------        --------        ---------
      Total operating expenses                 12,022          21,860          125,853
                                             --------        --------        ---------
Income (loss) from operations                  (8,280)        (21,860)         (58,457)
Other income, net                                  95            (314)(2)           --
                                             --------        --------        ---------
Income (loss) before income
  tax provision                                (8,185)        (22,174)         (58,457)
Income tax provision (benefit)                     --            (126)(3)       (1,661)
                                             --------        --------        ---------
Net income (loss)                              (8,185)        (22,048)         (56,796)
Preferred dividends                                --              --            1,269
                                             --------        --------        ---------
Net income (loss) applicable to
  common shareholders                        $ (8,185)       $(22,048)       $ (58,065)
                                             ========        ========        =========
Earnings per share:
    Basic                                                                    $   (0.73)
    Diluted                                                                  $   (0.73)

Weighted average shares:
    Basic                                                       1,125(4)        79,041
    Diluted                                                     1,125(4)        79,041


               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                  (IN THOUSANDS, EXCEPT FOR SHARE INFORMATION)

(1) To reflect the amortization of goodwill over five years on a straight-line basis, and workforce over three and one-half years on a straight-line basis ($20,601) and the amortization of purchased developed technology over two years on a straight-line basis ($2,550) for the Foglight transaction. For the MBR transaction, includes the amortization of goodwill for the period January 1, 1999 to December 17, 1999 of $2,225. Also includes the amortization of goodwill over five years on a straight-line basis ($19,179), and amortization of unearned compensation related to assumed options over two and one-half years ($2,681) for the FastLane transaction.

(2) To reflect the decrease in interest income due to the use of cash in the acquisitions.

(3) To adjust the income tax provision to reflect the estimated income tax benefits from the reduction of interest income.

(4) To adjust for the 2,375,206 and 186,942 shares of Quest common stock issued in the acquisitions of Foglight and MBR, respectively, in the basic net income per share calculation and reduce the number of weighted average shares for the diluted net loss per share calculation. Also includes the adjustment for the 1,125,262 shares of Quest common stock issued in the acquisition of FastLane in the basic and diluted net loss per share calculation.


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

QUEST SOFTWARE, INC. AND FASTLANE TECHNOLOGIES INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2000

($USD, in thousands)

                                                                     Quest         FastLane
                                                                   Software      Technologies        Total
                                                                 June 30, 2000   June 30, 2000   June 30, 2000
                                                                 -------------   -------------   -------------
                    ASSETS
Current assets:
       Cash and cash equivalents                                  $  83,290        $     42         $  83,332
       Short-term marketable securities                              40,163              --            40,163
       Accounts receivable, net                                      19,719           3,303            23,022
       Prepaid expenses and other current assets                      7,740             370             8,110
       Deferred income taxes                                          5,499              --             5,499
                                                                  ---------        --------         ---------
             Total current assets                                   156,411           3,715           160,126

       Property and equipment, net                                   33,033           1,858            34,891
       Long-term marketable securities                              137,461              --           137,461
       Goodwill and purchased intangible assets, net                142,969           1,451           144,420
       Deferred income taxes                                            415              --               415
       Other assets                                                   4,365              --             4,365
                                                                  ---------        --------         ---------
             Total assets                                         $ 474,654        $  7,024         $ 481,678
                                                                  =========        ========         =========

      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
       Accounts payable                                           $   3,918        $  2,277         $   6,195
       Accrued compensation                                           6,132              --             6,132
       Other accrued expenses                                        10,187              --            10,187
       Income taxes payable                                           1,903              --             1,903
       Current portion of long-term debt                                 --           1,547             1,547
       Deferred support revenue                                      16,693             247            16,940
       Deferred license revenue                                       8,495             989             9,484
                                                                  ---------        --------         ---------
             Total current liabilities                               47,328           5,060            52,388

Long-term liabilities and other                                       3,148           3,203             6,351

Shareholders' equity:
       Common stock and additional paid in capital                  465,616          17,770           483,386
       Retained earnings (accumulated deficit)                       (8,231)        (19,001)          (27,232)
       Accumlated other comprehensive income                           (541)             --              (541)
       Notes receivable from sale of common stock                    (2,602)             (8)           (2,610)
       Unearned compensation                                             --              --                --
       Capital distribution in excess of basis in common stock      (30,064)             --           (30,064)
                                                                  ---------        --------         ---------
             Total shareholders' equity                             424,178          (1,239)          422,939
                                                                  ---------        --------         ---------

             Total liabilities and shareholders' equity           $ 474,654        $  7,024         $ 481,678
                                                                  =========        ========         =========

                                                                                     Combined
                                                                      Pro Forma      Pro Forma
                                                                     Adjustments   June 30, 2000
                                                                     -----------   -------------
                    ASSETS
Current assets:
       Cash and cash equivalents                                     $ (33,965)(1)   $  49,367
       Short-term marketable securities                                                 40,163
       Accounts receivable, net                                                         23,022
       Prepaid expenses and other current assets                                         8,110
       Deferred income taxes                                                             5,499
                                                                     ---------       ---------
             Total current assets                                      (33,965)        126,161

       Property and equipment, net                                                      34,891
       Long-term marketable securities                                                 137,461
       Goodwill and purchased intangible assets, net                   102,104(1)      246,524
       Deferred income taxes                                                               415
       Other assets                                                                      4,365
                                                                     ---------       ---------
             Total assets                                            $  68,139       $ 549,817
                                                                     =========       =========

      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
       Accounts payable                                                              $   6,195
       Accrued compensation                                                              6,132
       Other accrued expenses                                                           10,187
       Income taxes payable                                                              1,903
       Current portion of long-term debt                                                 1,547
       Deferred support revenue                                                         16,940
       Deferred license revenue                                                          9,484
                                                                     ---------       ---------
             Total current liabilities                                      --          52,388

Long-term liabilities and other                                                          6,351

Shareholders' equity:
       Common stock and additional paid in capital                      55,841(1)      539,227
       Retained earnings (accumulated deficit)                          19,001(1)       (8,231)
       Accumlated other comprehensive income                                              (541)
       Notes receivable from sale of common stock                                       (2,610)
       Unearned compensation                                            (6,703)(1)      (6,703)
       Capital distribution in excess of basis in common stock                         (30,064)
                                                                     ---------       ---------
             Total shareholders' equity                                 68,139         491,078
                                                                     ---------       ---------

             Total liabilities and shareholders' equity              $  68,139       $ 549,817
                                                                     =========       =========


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

QUEST SOFTWARE, INC. AND FASTLANE TECHNOLOGIES INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000


($USD in thousands, except for per share amounts)

                                     Quest           FastLane                                                Combined
                                    Software       Technologies           Total          Pro Forma           Pro Forma
                                  June 30, 2000    June 30, 2000      June 30, 2000     Adjustments        June 30, 2000
                                  -------------    -------------      -------------     -----------        -------------
Revenues:
     Licenses                        $ 50,423         $ 3,697            $ 54,120                             $ 54,120
     Services                          14,956           1,128              16,084                               16,084
                                     --------         -------            --------         --------            --------
          Total revenues               65,379           4,825              70,204               --              70,204
Cost of revenues:
     Licenses                           1,505              78               1,583                                1,583
     Services                           4,122             553               4,675                                4,675
     Amortization of purchased
       developed technology             1,758             678               2,436                                2,436
                                     --------         -------            --------         --------            --------
          Total cost of revenues        7,385           1,309               8,694               --               8,694
                                     --------         -------            --------         --------            --------
Gross profit                           57,994           3,516              61,510               --              61,510
Operating expenses:
     Sales and marketing               30,876           6,240              37,116                               37,116
     Research and development          16,702           2,180              18,882                               18,882
     General and administrative         6,732           1,271               8,003                                8,003
     Other compensation costs and
       goodwill amortization           15,409              --              15,409           11,551(2)           26,960
                                     --------         -------            --------         --------            --------
          Total operating expenses     69,719           9,691              79,410           11,551              90,961
                                     --------         -------            --------         --------            --------
Loss from operations                  (11,725)         (6,175)            (17,900)         (11,551)            (29,451)
Other income, net                       4,644              --               4,644             (831)(3)           3,813
                                     --------         -------            --------         --------            --------
Loss before income tax provision       (7,081)         (6,175)            (13,256)         (12,382)            (25,638)
Income tax provision (benefit)          3,013              --               3,013             (332)(4)           2,681
                                     --------         -------            --------         --------            --------
Net loss                             $(10,094)        $(6,175)           $(16,269)        $(12,050)           $(28,319)
                                     ========         =======            ========         ========            ========

Earnings per share:
     Basic                           $  (0.12)                                                                $  (0.34)
     Diluted                         $  (0.12)                                                                $  (0.34)

Weighted average shares:
     Basic                             83,351                                                1,125(5)           84,476
     Diluted                           83,351                                                1,125(5)           84,476


               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2000
                  (IN THOUSANDS, EXCEPT FOR SHARE INFORMATION)

(1) To reflect the elimination of FastLane's equity accounts and the allocation of the purchase price of $102,104 to goodwill. The allocation may change once the audit of FastLane's closing balance sheet is completed and other valuation information is received. Also reflects the recording of the assumed unvested options at intrinsic value of $6,703.

(2) To reflect the amortization of goodwill over five years on a straight-line basis ($10,210) and amortization of unearned compensation related to the intrinsic value of assumed unvested options over two and one-half years ($1,341).

(3) To reflect the decrease in interest income due to the use of cash in the acquisition at a 4.75% annual yield.

(4) To adjust the income tax provision to reflect the estimated income tax benefits from the reduction of interest income.

(5) To adjust for the 1,125,262 shares of Quest common stock issued in the acquisition in the basic and diluted net loss per share calculation.


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